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                                                                      Exhibit 24
                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which will file with the Securities and Exchange Commission, Washington, D. C. ("Commission"), under the provisions of the Securities Act of 1933, as amended:
(i) one or more Registration Statements on Form S-3 (or any appropriate form then in effect) for the registration of the Company's debt securities (which may include debt securities, together with warrants or other rights to purchase or acquire debt securities) and shares of Common Stock of 50 cent par value of the Company, including the associated rights to purchase shares of Series A Junior Participating Preferred Stock, without par value, of the Company, ("Common Stock") upon conversion, if any, of such debt securities into Common Stock; and
(ii) a Registration Statement on Form S-8 for the registrationof shares of Common Stock for issuance pursuant to the Company's Savings, Profit-Sharing and Stock Ownership Plan, hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, M. P. Dastugue, and C. R. Lotter and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Registration Statements and Prospectuses and Prospectus Supplements, which are about to be filed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto ("Registration Statements")), and to file said Registration Statements so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statements, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 20th day of July, 2001.


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/s/ A. Questrom                                 /s/ R.B Cavanaugh
--------------------------------                --------------------------------
A. Questron                                     R.B Cavanaugh
Chairman of the Board and                       Executive Vice President and
Chief Executive Officer                         Chief Financial Officer
(principal executive officer)                   (principal financial officer)
Director

/s/ W.J. Alcorn
--------------------------------
W.J. Alcorn
Senior Vice President,
Controller, and Chief
Purchasing Officer
(principal accounting officer)

/s M.A. Burns                                   /s/ T. J. Engibous
--------------------------------                --------------------------------
M.A. Burns                                      T. J. Engibous
Director                                        Director


/s/ K.B. Foster                                 /s/ V.E. Jordan, Jr.
--------------------------------                --------------------------------
K.B. Foster                                     V.E. Jordan, Jr.
Director                                        Director

/s/ J.C. Pefeiffer                              /s/ A.W. Richards
--------------------------------                --------------------------------
J.C. Pfeiffer                                   A.W. Richards
Director                                        Director


/s/ C.S. Sanford, Jr.                           /s/ R.G. Turner
--------------------------------                --------------------------------
C.S. Sanford, Jr.                               R.G. Turner
Director                                        Director